Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement

Second Quarter 2020

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Condensed Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Business Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings

Other Information
	17	DAC and VOBA and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Statutory Statement of Operations Information
	22	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Net income (loss) available to shareholders	$(1,998)	$4,950	$(1,077)	$676	$377
Adjusted earnings	$11	$211	$282	$(169)	$254
Adjusted earnings, less notable items (2)	$39	$273	$265	$260	$296
Total corporate expenses (3)	$210	$214	$283	$248	$242
Combined total adjusted capital (4)	$7,700	$7,217	$9,694	$8,406	$6,897
Combined risk-based capital ratio (5)	515%-535%	515%-535%	552%	N/A	N/A

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$20,909	$20,374	$16,172	$17,695	$16,276
Less: Preferred stock, net	802	412	412	412	412
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$20,107	$19,962	$15,760	$17,283	$15,864
Less: AOCI	4,965	2,647	3,240	3,567	2,702
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$15,142	$17,315	$12,520	$13,716	$13,162

Return on Common Equity (1)
Return on common equity	14.3%	29.5%	(4.9)%	11.7%	5.7%
Return on common equity, excluding AOCI	17.8%	35.4%	(5.8)%	13.4%	6.3%
Adjusted return on common equity	2.3%	4.2%	4.5%	3.8%	7.3%

Earnings Per Common Share, Diluted (1), (6)
Net income (loss) available to shareholders per common share	$(21.10)	$47.11	$(10.02)	$6.06	$3.27
Adjusted earnings per common share	$0.11	$2.01	$2.61	$(1.52)	$2.19
Adjusted earnings, less notable items per common share	$0.41	$2.60	$2.46	$2.33	$2.56
Weighted average common shares outstanding	94,837,492	105,093,515	107,840,324	111,527,480	115,536,654

Book Value Per Common Share
Book value per common share (1)	$216.25	$198.62	$148.64	$158.18	$140.83
Book value per common share, excluding AOCI (1)	$162.85	$172.28	$118.08	$125.53	$116.85
Ending common shares outstanding	92,979,854	100,502,488	106,027,301	109,264,305	112,644,952

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(4) Reflects preliminary statutory results for the three months ended June 30, 2020. See additional information on page 22.
(5) The RBC ratio is reported as a preliminary range on the quarters. RBC ratios prior to the implementation of variable annuity capital reform are not presented.
(6) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Condensed Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Revenues	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Premiums	$193	$198	$209	$214	$232	$391	$459
Universal life and investment-type product policy fees	827	886	950	867	888	1,713	1,763
Net investment income	652	916	898	928	942	1,568	1,753
Other revenues	93	102	107	94	96	195	188
Revenues before NIGL and NDGL	1,765	2,102	2,164	2,103	2,158	3,867	4,163
Net investment gains (losses)	(34)	(19)	33	27	63	(53)	52
Net derivative gains (losses)	(2,653)	6,902	(1,891)	1,057	149	4,249	(1,154)
Total revenues	$(922)	$8,985	$306	$3,187	$2,370	$8,063	$3,061

Expenses
Interest credited to policyholder account balances	$276	$259	$268	$272	$265	$535	$523
Policyholder benefits and claims	839	1,187	734	1,319	845	2,026	1,617
Amortization of DAC and VOBA	(92)	770	9	181	170	678	192
Interest expense on debt	45	47	47	49	48	92	95
Other expenses	532	470	620	562	573	1,002	1,118
Total expenses	1,600	2,733	1,678	2,383	1,901	4,333	3,545
Income (loss) before provision for income tax	(2,522)	6,252	(1,372)	804	469	3,730	(484)
Provision for income tax expense (benefit)	(531)	1,293	(303)	119	85	762	(133)
Net income (loss)	(1,991)	4,959	(1,069)	685	384	2,968	(351)
Less: Net income (loss) attributable to noncontrolling interests	—	2	1	2	—	2	2
Net income (loss) attributable to Brighthouse Financial, Inc.	(1,991)	4,957	(1,070)	683	384	2,966	(353)
Less: Preferred stock dividends	7	7	7	7	7	14	7
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$(1,998)	$4,950	$(1,077)	$676	$377	$2,952	$(360)

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Investments:
Fixed maturity securities available-for-sale	$76,796	$71,302	$71,036	$70,723	$67,211
Equity securities	129	122	147	148	153
Mortgage loans	15,791	15,547	15,753	15,359	15,078
Policy loans	1,201	1,250	1,292	1,332	1,342
Limited partnerships and limited liability companies	2,354	2,505	2,380	2,353	2,296
Short-term investments	4,537	4,348	1,958	1,985	793
Other invested assets	6,364	9,658	3,216	4,734	3,064
Total investments	107,172	104,732	95,782	96,634	89,937
Cash and cash equivalents	7,325	8,930	2,877	4,289	3,981
Accrued investment income	664	868	684	732	747
Reinsurance recoverables	14,359	14,220	13,990	13,412	13,366
Premiums and other receivables	859	774	770	973	865
DAC and VOBA	4,856	4,862	5,448	5,317	5,492
Current income tax recoverable	1	9	17	14	—
Other assets	532	550	584	577	610
Separate account assets	99,599	89,008	107,107	103,928	106,214
Total assets	$235,367	$223,953	$227,259	$225,876	$221,212
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$41,841	$40,653	$39,686	$39,846	$38,280
Policyholder account balances	50,338	47,288	45,771	44,919	42,941
Other policy-related balances	3,152	3,169	3,111	3,079	3,041
Payables for collateral under securities loaned and other transactions	7,876	10,988	4,391	5,291	4,094
Long-term debt	3,979	4,365	4,365	4,365	4,365
Current income tax payable	—	—	—	—	14
Deferred income tax liability	2,567	2,482	1,355	1,749	1,364
Other liabilities	5,041	5,561	5,236	4,939	4,558
Separate account liabilities	99,599	89,008	107,107	103,928	106,214
Total liabilities	214,393	203,514	211,022	208,116	204,871
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	13,307	12,911	12,908	12,897	12,893
Retained earnings (deficit)	3,523	5,521	585	1,662	986
Treasury stock	(887)	(706)	(562)	(432)	(306)
Accumulated other comprehensive income (loss)	4,965	2,647	3,240	3,567	2,702
Total Brighthouse Financial, Inc.’s stockholders’ equity	20,909	20,374	16,172	17,695	16,276
Noncontrolling interests	65	65	65	65	65
Total equity	20,974	20,439	16,237	17,760	16,341
Total liabilities and equity	$235,367	$223,953	$227,259	$225,876	$221,212

Earnings and Select
Metrics from
Business Segments and Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended June 30, 2020
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$40	$132	$—	$21	$193
Universal life and investment-type product policy fees	527	77	159	—	763
Net investment income	405	69	166	16	656
Other revenues	80	7	7	—	94
Total adjusted revenues	$1,052	$285	$332	$37	$1,706

Adjusted expenses
Interest credited to policyholder account balances	$162	$25	$88	$1	$276
Policyholder benefits and claims	164	148	349	14	675
Amortization of DAC and VOBA	157	(4)	—	4	157
Interest expense on debt	—	—	—	45	45
Other operating costs	364	56	41	71	532
Total adjusted expenses	847	225	478	135	1,685
Adjusted earnings before provision for income tax	205	60	(146)	(98)	21
Provision for income tax expense (benefit)	34	12	(31)	(12)	3
Adjusted earnings after provision for income tax	171	48	(115)	(86)	18
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	7	7
Adjusted earnings	$171	$48	$(115)	$(93)	$11

	For the Three Months Ended June 30, 2019
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$60	$150	$—	$22	$232
Universal life and investment-type product policy fees	584	59	182	(2)	823
Net investment income	470	116	339	17	942
Other revenues	80	5	6	5	96
Total adjusted revenues	$1,194	$330	$527	$42	$2,093

Adjusted expenses
Interest credited to policyholder account balances	$147	$24	$94	$—	$265
Policyholder benefits and claims	180	169	380	13	742
Amortization of DAC and VOBA	128	21	—	4	153
Interest expense on debt	—	—	—	48	48
Other operating costs	416	44	51	62	573
Total adjusted expenses	871	258	525	127	1,781
Adjusted earnings before provision for income tax	323	72	2	(85)	312
Provision for income tax expense (benefit)	58	14	—	(21)	51
Adjusted earnings after provision for income tax	265	58	2	(64)	261
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	7	7
Adjusted earnings	$265	$58	$2	$(71)	$254

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Cont.) (Unaudited, in millions)

	For the Six Months Ended June 30, 2020
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$75	$273	$—	$43	$391
Universal life and investment-type product policy fees	1,093	170	321	—	1,584
Net investment income	865	185	490	36	1,576
Other revenues	170	11	14	—	195
Total adjusted revenues	$2,203	$639	$825	$79	$3,746

Adjusted expenses
Interest credited to policyholder account balances	$317	$52	$165	$1	$535
Policyholder benefits and claims	368	385	803	31	1,587
Amortization of DAC and VOBA	195	54	—	7	256
Interest expense on debt	—	—	—	92	92
Other operating costs	729	75	93	105	1,002
Total adjusted expenses	1,609	566	1,061	236	3,472
Adjusted earnings before provision for income tax	594	73	(236)	(157)	274
Provision for income tax expense (benefit)	107	14	(51)	(34)	36
Adjusted earnings after provision for income tax	487	59	(185)	(123)	238
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	16	16
Adjusted earnings	$487	$59	$(185)	$(139)	$222

	For the Six Months Ended June 30, 2019
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$118	$295	$1	$45	$459
Universal life and investment-type product policy fees	1,145	117	375	(5)	1,632
Net investment income	891	213	615	34	1,753
Other revenues	157	8	12	11	188
Total adjusted revenues	$2,311	$633	$1,003	$85	$4,032

Adjusted expenses
Interest credited to policyholder account balances	$284	$49	$190	$—	$523
Policyholder benefits and claims	323	350	760	27	1,460
Amortization of DAC and VOBA	210	32	—	8	250
Interest expense on debt	—	—	—	95	95
Other operating costs	810	99	97	112	1,118
Total adjusted expenses	1,627	530	1,047	242	3,446
Adjusted earnings before provision for income tax	684	103	(44)	(157)	586
Provision for income tax expense (benefit)	124	20	(10)	(43)	91
Adjusted earnings after provision for income tax	560	83	(34)	(114)	495
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	9	9
Adjusted earnings	$560	$83	$(34)	$(123)	$486

Financial Supplement	7

Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Premiums	$40	$35	$32	$48	$60	$75	$118
Universal life and investment-type product policy fees	527	566	585	596	584	1,093	1,145
Net investment income	405	460	457	461	470	865	891
Other revenues	80	90	79	79	80	170	157
Total adjusted revenues	$1,052	$1,151	$1,153	$1,184	$1,194	$2,203	$2,311

Adjusted expenses
Interest credited to policyholder account balances	$162	$155	$151	$149	$147	$317	$284
Policyholder benefits and claims	164	204	134	152	180	368	323
Amortization of DAC and VOBA	157	38	95	211	128	195	210
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	364	365	449	417	416	729	810
Total adjusted expenses	847	762	829	929	871	1,609	1,627
Adjusted earnings before provision for income tax	205	389	324	255	323	594	684
Provision for income tax expense (benefit)	34	73	59	52	58	107	124
Adjusted earnings	$171	$316	$265	$203	$265	$487	$560

Financial Supplement	8

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE & SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Account value, beginning of period	$100,691	$116,426	$112,707	$114,041	$112,247
Deposits	1,319	1,607	1,608	1,490	1,511
Withdrawals, surrenders and contract benefits	(1,827)	(2,656)	(2,826)	(2,667)	(2,716)
Net flows (2)	(508)	(1,049)	(1,218)	(1,177)	(1,205)
Investment performance (3)	11,496	(14,066)	5,693	650	3,687
Policy charges and other	(686)	(620)	(756)	(807)	(688)
Account value, end of period	$110,993	$100,691	$116,426	$112,707	$114,041

FIXED ANNUITIES ACCOUNT VALUE (4)
Account value, beginning of period	$13,313	$13,113	$13,069	$12,900	$12,734
Deposits	548	402	314	355	410
Withdrawals, surrenders and contract benefits	(291)	(272)	(332)	(250)	(312)
Net flows (2)	257	130	(18)	105	98
Interest credited	92	89	88	92	87
Other	(2)	(19)	(26)	(28)	(19)
Account value, end of period	$13,660	$13,313	$13,113	$13,069	$12,900

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,587	$4,565	$4,588	$4,590	$4,515

(1) Includes general account and separate account.
(2) Deposits and withdrawals include policy exchanges.
(3) Includes imputed interest on indexed annuities and the interest credited on the general account investment option of variable products.
(4) Includes fixed indexed annuities.

Financial Supplement	9

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
VARIABLE & SHIELD LEVEL ANNUITY SALES	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Shield Level Annuities (1)	$905	$1,140	$1,197	$1,137	$1,140	$2,045	$2,125
GMWB/GMAB	277	322	264	223	227	599	425
GMDB only	82	87	80	72	80	169	158
GMIB	22	19	17	18	26	41	49
Total variable & Shield Level annuity sales	$1,286	$1,568	$1,558	$1,450	$1,473	$2,854	$2,757

FIXED ANNUITY SALES
Fixed indexed annuities (2)	$309	$208	$261	$296	$291	$517	$572
Fixed deferred annuities	239	191	49	55	114	430	247
Single premium immediate annuities	4	1	3	5	8	5	14
Other fixed annuities	—	1	—	2	4	1	7
Total fixed annuity sales	$552	$401	$313	$358	$417	$953	$840

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Includes gross sales at 90% for products under reinsurance agreement and 100% for all others.

Financial Supplement	10

Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Premiums	$132	$141	$154	$143	$150	$273	$295
Universal life and investment-type product policy fees	77	93	109	53	59	170	117
Net investment income	69	116	106	117	116	185	213
Other revenues	7	4	6	7	5	11	8
Total adjusted revenues	$285	$354	$375	$320	$330	$639	$633

Adjusted expenses
Interest credited to policyholder account balances	$25	$27	$26	$30	$24	$52	$49
Policyholder benefits and claims	148	237	190	179	169	385	350
Amortization of DAC and VOBA	(4)	58	4	(31)	21	54	32
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	56	19	61	51	44	75	99
Total adjusted expenses	225	341	281	229	258	566	530
Adjusted earnings before provision for income tax	60	13	94	91	72	73	103
Provision for income tax expense (benefit)	12	2	19	18	14	14	20
Adjusted earnings	$48	$11	$75	$73	$58	$59	$83

Financial Supplement	11

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Variable universal and universal life account value, beginning of period	$2,691	$2,682	$2,699	$2,707	$2,727
Premiums and deposits (1)	67	74	62	62	58
Surrenders and contract benefits	(43)	(33)	(37)	(42)	(49)
Net flows	24	41	25	20	9
Net transfers from (to) separate account	11	19	12	17	18
Interest credited	25	25	26	26	26
Policy charges and other	(77)	(76)	(80)	(71)	(73)
Variable universal and universal life account value, end of period	$2,674	$2,691	$2,682	$2,699	$2,707

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$4,478	$5,493	$5,200	$5,269	$5,138
Premiums and deposits	51	52	54	54	55
Surrenders and contract benefits	(44)	(65)	(60)	(63)	(63)
Net flows	7	(13)	(6)	(9)	(8)
Investment performance	839	(928)	366	15	212
Net transfers from (to) general account	(11)	(19)	(12)	(17)	(18)
Policy charges and other	(52)	(55)	(55)	(58)	(55)
Variable universal life account value, end of period	$5,261	$4,478	$5,493	$5,200	$5,269

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	12

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
LIFE SALES	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Total life sales	$12	$16	$12	$8	$4	$28	$5

	As of
LIFE INSURANCE IN-FORCE	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Whole Life
Life Insurance in-force, before reinsurance	$20,094	$20,298	$20,602	$20,954	$21,212
Life Insurance in-force, net of reinsurance	$3,088	$3,105	$3,163	$3,150	$3,172

Term Life
Life Insurance in-force, before reinsurance	$395,391	$402,720	$409,427	$415,478	$421,507
Life Insurance in-force, net of reinsurance	$304,758	$309,500	$314,034	$317,274	$321,285

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$52,796	$53,009	$54,269	$54,892	$55,628
Life Insurance in-force, net of reinsurance	$39,482	$39,466	$40,461	$38,543	$39,139

Financial Supplement	13

Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Premiums	$—	$—	$1	$—	$—	$—	$1
Universal life and investment-type product policy fees	159	162	191	150	182	321	375
Net investment income	166	324	323	327	339	490	615
Other revenues	7	7	7	7	6	14	12
Total adjusted revenues	$332	$493	$522	$484	$527	$825	$1,003

Adjusted expenses
Interest credited to policyholder account balances	$88	$77	$91	$92	$94	$165	$190
Policyholder benefits and claims	349	454	371	885	380	803	760
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	41	52	53	50	51	93	97
Total adjusted expenses	478	583	515	1,027	525	1,061	1,047
Adjusted earnings before provision for income tax	(146)	(90)	7	(543)	2	(236)	(44)
Provision for income tax expense (benefit)	(31)	(20)	1	(117)	—	(51)	(10)
Adjusted earnings	$(115)	$(70)	$6	$(426)	$2	$(185)	$(34)

Financial Supplement	14

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Account value, beginning of period	$5,979	$6,018	$6,058	$6,084	$6,110
Premiums and deposits (1)	181	180	186	184	191
Surrenders and contract benefits	(31)	(24)	(34)	(18)	(27)
Net flows	150	156	152	166	164
Interest credited	57	57	59	58	58
Policy charges and other	(256)	(252)	(251)	(250)	(248)
Account value, end of period	$5,930	$5,979	$6,018	$6,058	$6,084

	As of
LIFE INSURANCE IN-FORCE	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$76,872	$77,428	$78,008	$78,722	$79,243
Life Insurance in-force, net of reinsurance	$37,126	$37,481	$37,740	$36,698	$36,945

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	15

Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Premiums	$21	$22	$22	$23	$22	$43	$45
Universal life and investment-type product policy fees	—	—	—	—	(2)	—	(5)
Net investment income	16	20	18	23	17	36	34
Other revenues	—	—	4	1	5	—	11
Total adjusted revenues	$37	$42	$44	$47	$42	$79	$85

Adjusted expenses
Interest credited to policyholder account balances	$1	$—	$—	$—	$—	$1	$—
Policyholder benefits and claims	14	17	14	18	13	31	27
Amortization of DAC and VOBA	4	3	3	3	4	7	8
Interest expense on debt	45	47	47	49	48	92	95
Other operating costs	71	34	57	44	62	105	112
Total adjusted expenses	135	101	121	114	127	236	242
Adjusted earnings before provision for income tax	(98)	(59)	(77)	(67)	(85)	(157)	(157)
Provision for income tax expense (benefit)	(12)	(22)	(21)	(57)	(21)	(34)	(43)
Adjusted earnings after provision for income tax	(86)	(37)	(56)	(10)	(64)	(123)	(114)
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	7	9	8	9	7	16	9
Adjusted earnings	$(93)	$(46)	$(64)	$(19)	$(71)	$(139)	$(123)

Other
Information

Financial Supplement	17

DAC and VOBA and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Balance, beginning of period	$4,862	$5,448	$5,317	$5,492	$5,680
Capitalization	92	98	95	93	96
Amortization:
Included in adjusted earnings, excluding notable items	(157)	(99)	(137)	(162)	(153)
Related to notable items, included in adjusted expenses	—	—	35	(21)	—
Related to items not included in adjusted expenses	249	(671)	93	2	(17)
Total amortization	92	(770)	(9)	(181)	(170)
Unrealized investment gains (losses)	(190)	86	45	(87)	(114)
Balance, end of period	$4,856	$4,862	$5,448	$5,317	$5,492
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Annuities	$3,733	$3,745	$4,327	$4,191	$4,382
Life	1,027	1,018	1,019	1,021	1,001
Run-off	5	5	5	5	5
Corporate & Other	91	94	97	100	104
Total DAC and VOBA	$4,856	$4,862	$5,448	$5,317	$5,492

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Net derivative gains (losses):
Variable annuity hedges and embedded derivatives, net	$(2,576)	$5,181	$(1,419)	$418	$(194)
ULSG hedges	(64)	1,583	(446)	656	312
Other hedges and embedded derivatives	(17)	134	(32)	(17)	31
Subtotal	(2,657)	6,898	(1,897)	1,057	149
Investment hedge adjustments	4	4	6	—	—
Total net derivative gains (losses)	$(2,653)	$6,902	$(1,891)	$1,057	$149

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Actuarial items and other insurance adjustments	$—	$48	$(42)	$442	$12
Establishment costs	28	14	25	10	30
Separation-related transactions	—	—	—	(23)	—
Total notable items (1)	$28	$62	$(17)	$429	$42

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$—	$—	$(42)	$30	$—
Life	—	—	—	(19)	—
Run-off	—	48	—	431	12
Corporate & Other	28	14	25	(13)	30
Total notable items (1)	$28	$62	$(17)	$429	$42

(1) Notable items reflect the negative (positive) after-tax impact to adjusted earnings of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Total Quarterly VA separate account gross returns	14.11%	(14.31)%	6.14%	0.83%	3.84%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	26.31%	24.11%	26.19%	25.52%	25.04%
Percent allocated to bond funds/other funds	8.73%	9.59%	8.23%	8.50%	8.23%
Percent allocated to target volatility funds	22.85%	24.41%	23.10%	23.51%	24.11%
Percent allocated to balanced funds	42.11%	41.89%	42.48%	42.47%	42.62%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	June 30, 2020		December 31, 2019
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$34,265	29.93%	$31,160	31.58%
Foreign corporate securities	10,291	8.99%	9,844	9.98%
Residential mortgage-backed securities	8,584	7.50%	9,118	9.24%
U.S. government and agency securities	8,925	7.79%	7,396	7.50%
Commercial mortgage-backed securities	6,255	5.46%	5,755	5.83%
State and political subdivision securities	4,232	3.70%	4,057	4.11%
Asset-backed securities	2,463	2.15%	1,955	1.98%
Foreign government securities	1,781	1.55%	1,751	1.78%
Total fixed maturity securities	76,796	67.07%	71,036	72.00%
Equity securities	129	0.11%	147	0.15%
Mortgage loans:
Commercial mortgage loans	9,715	8.48%	9,721	9.85%
Agricultural mortgage loans	3,361	2.94%	3,388	3.44%
Residential mortgage loans	2,807	2.45%	2,708	2.74%
Allowance for credit losses	(92)	(0.08)%	(64)	(0.06)%
Total mortgage loans, net	15,791	13.79%	15,753	15.97%
Policy loans	1,201	1.05%	1,292	1.31%
Limited partnerships and limited liability companies	2,354	2.06%	2,380	2.41%
Cash, cash equivalents and short-term investments	11,862	10.36%	4,835	4.90%
Other invested assets:
Derivatives:
Interest rate	4,503	3.93%	1,778	1.80%
Equity market	950	0.83%	921	0.93%
Foreign currency exchange rate	678	0.59%	286	0.29%
Credit	19	0.02%	36	0.04%
Total derivatives	6,150	5.37%	3,021	3.06%
FHLB common stock	81	0.07%	39	0.04%
Other	133	0.12%	156	0.16%
Total other invested assets	6,364	5.56%	3,216	3.26%
Total investments and cash and cash equivalents	$114,497	100.00%	$98,659	100.00%

	For the Three Months Ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Net investment income yield (1), (2)	2.98%	4.30%	4.32%	4.52%	4.67%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Financial Supplement	21

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Six Months Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY June 30, 2020 (2)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	PRELIMINARY June 30, 2020 (2)	June 30, 2019
Total revenues (Line 9)	$1,400	$5,740	$2,086	$3,443	$3,436	$7,140	$5,829
Total benefits and expenses before dividends to policyholders (Line 28)	$(1,400)	$13,045	$1,008	$3,047	$2,839	$11,645	$5,268

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$2,800	$(7,305)	$1,089	$314	$597	$(4,505)	$554
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	700	483	(297)	185	(701)	1,183	(848)
Net income (loss) (Line 35)	$3,500	$(6,822)	$792	$499	$(104)	$(3,322)	$(294)

						For the Six Months Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (3), (4)						PRELIMINARY June 30, 2020 (2)	June 30, 2019
						(In billions)
Statutory net gain (loss) from operations, pre-tax						$(4.3)	$0.6
Add: net realized capital gains (losses)						1.2	(0.9)
Add: change in CTE95 capital requirements, net of the change in VA reserves						0.5	1.3
Add: unrealized gains (losses) on VA hedging program						2.3	(0.5)
Add: other adjustments, net						0.1	0.1
Normalized statutory earnings (loss)						$(0.2)	$0.6

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and six months ended June 30, 2020.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	22

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY June 30, 2020 (2)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Total assets (Line 28)	$189,800	$184,996	$186,564	$185,743	$181,989
Total liabilities (Line 28)	$182,900	$178,673	$177,702	$178,103	$175,788
Total capital and surplus (Line 38)	$6,900	$6,323	$8,862	$7,640	$6,201

COMBINED TAC AND RBC RATIO (1), (3)
Combined total adjusted capital	$7,700	$7,217	$9,694	$8,406	$6,897
Combined risk-based capital ratio (4)	515%-535%	515%-535%	552%	N/A	N/A

	As of
COMBINED ORDINARY DIVIDEND CAPACITY (1)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Dividends paid to Holding Company	$500	$300	$131	$—	$—
Remaining ordinary dividend capacity (5)	$1,327	$1,827	$798	$929	$929

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of June 30, 2020.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) The RBC ratio is reported as a preliminary range on the quarters. RBC ratios prior to the implementation of variable annuity capital reform are not presented.
(5) Reflects remaining dividend amounts that may be paid during the respective calendar year without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over rolling 12-month periods, if paid before a specified date during such calendar year, some or all of such dividends may require regulatory approval.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: the impact of the ongoing COVID-19 pandemic; differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impact of such strategy on volatility in our profitability measures and negative effects on our statutory capital; the reserves we are required to hold against our variable annuities as a result of actuarial guidelines; the potential material adverse effect of changes in accounting standards, practices and/or policies applicable to us, including changes in the accounting for long-duration contracts; our degree of leverage due to indebtedness; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; the adverse impact to liabilities for policyholder claims as a result of extreme mortality events; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our insurance subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the effectiveness of our policies and procedures in managing risk; our ability to market and distribute our products through distribution channels; whether all or any portion of the tax consequences of our separation from MetLife, Inc. (“MetLife”) are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements or disagreements regarding MetLife’s or our obligations under our other agreements; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2019, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of the non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures highlight our results of operations and the underlying profitability drivers of our business, as well as enhance the understanding of our performance by the investor community.

The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.'s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.'s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings, which may be positive or negative, is used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure focuses on our primary businesses principally by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflects adjusted revenues less adjusted expenses, both net of income tax, and excludes net income (loss) attributable to noncontrolling interests and preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues, net of income tax, in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•Net derivative gains (losses), except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and

•Certain variable annuity GMIB fees (“GMIB Fees”).

The following are significant items excluded from total expenses, net of income tax, in calculating the adjusted expenses component of adjusted earnings:

•Amounts associated with benefits related to GMIBs (“GMIB Costs”);

•Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”); and

•Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments.

The tax impact of the adjustments mentioned is calculated net of the statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents net investment income including investment hedge adjustments.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.'s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.'s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.'s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE95

CTE95 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst five percent of a set of capital market scenarios over the life of the contracts.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets include cash and cash equivalents, short-term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with derivatives and collateral financing arrangements.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed indexed annuity sales distributed through MassMutual that consist of 90 percent of gross sales. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percent of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and is reflective of whether our hedging program functions as intended. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses), (ii) the change in both the reserve-based and capital methodology-based CTE95 calculation, net of the change in our variable annuity reserves, and (iii) unrealized gains (losses) associated with our variable annuities risk management strategy. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impacted our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMAB	Guaranteed minimum accumulation benefits
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
LIMRA	Life Insurance Marketing and Research Association
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Net income (loss) available to shareholders	$(1,998)	$4,950	$(1,077)	$676	$377
Less: Net investment gains (losses)	(34)	(19)	33	27	63
Less: Net derivative gains (losses), excluding investment hedge adjustments	(2,657)	6,898	(1,897)	1,057	149
Less: GMIB Fees and GMIB Costs	(125)	(166)	34	(4)	(22)
Less: Amortization of DAC and VOBA	249	(671)	93	2	(17)
Less: Market value adjustments and other	24	(43)	17	(14)	(16)
Less: Provision for income tax (expense) benefit on reconciling adjustments	534	(1,260)	361	(223)	(34)
Adjusted earnings	11	211	282	(169)	254
Less: Notable items	(28)	(62)	17	(429)	(42)
Adjusted earnings, less notable items	$39	$273	$265	$260	$296

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$(21.10)	$47.11	$(10.02)	$6.06	$3.27
Less: Net investment gains (losses)	(0.36)	(0.18)	0.31	0.24	0.55
Less: Net derivative gains (losses), excluding investment hedge adjustments	(28.06)	65.64	(17.65)	9.48	1.29
Less: GMIB Fees and GMIB Costs	(1.32)	(1.58)	0.32	(0.04)	(0.19)
Less: Amortization of DAC and VOBA	2.63	(6.38)	0.87	0.02	(0.15)
Less: Market value adjustments and other	0.25	(0.41)	0.16	(0.13)	(0.14)
Less: Provision for income tax (expense) benefit on reconciling adjustments	5.64	(11.99)	3.36	(2.00)	(0.29)
Less: Impact of inclusion of dilutive shares	—	—	0.01	—	—
Adjusted earnings per common share	0.11	2.01	2.61	(1.52)	2.19
Less: Notable items	(0.30)	(0.59)	0.16	(3.85)	(0.36)
Adjusted earnings, less notable items per common share	$0.41	$2.60	$2.46	$2.33	$2.56

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Net income (loss) available to shareholders	$2,551	$4,926	$(761)	$1,758	$811
Less: Net investment gains (losses)	7	104	112	(7)	(76)
Less: Net derivative gains (losses), excluding investment hedge adjustments	3,401	6,207	(1,994)	1,941	191
Less: GMIB Fees and GMIB Costs	(261)	(158)	43	(128)	(96)
Less: Amortization of DAC and VOBA	(327)	(593)	153	(173)	(153)
Less: Market value adjustments and other	(16)	(56)	(36)	(54)	(37)
Less: Provision for income tax (expense) benefit on reconciling adjustments	(588)	(1,156)	362	(324)	40
Adjusted earnings	$335	$578	$599	$503	$942
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Brighthouse Financial, Inc.’s stockholders’ equity	$18,285	$17,103	$15,912	$15,254	$14,402
Less: Preferred stock, net	490	412	330	247	165
Brighthouse Financial, Inc.’s common stockholders’ equity	17,795	16,691	15,582	15,007	14,237
Less: AOCI	3,424	2,765	2,379	1,841	1,291
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$14,371	$13,926	$13,203	$13,166	$12,946
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Return on common equity	14.3%	29.5%	(4.9)%	11.7%	5.7%
Return on AOCI	74.5%	178.2%	(32.0)%	95.5%	62.8%
Return on common equity, excluding AOCI	17.8%	35.4%	(5.8)%	13.4%	6.3%
Less: Return on net investment gains (losses)	—%	0.7%	0.8%	—%	(0.6)%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	23.7%	44.6%	(15.1)%	14.7%	1.5%
Less: Return on GMIB Fees and GMIB Costs	(1.8)%	(1.1)%	0.3%	(0.9)%	(0.7)%
Less: Return on amortization of DAC and VOBA	(2.3)%	(4.3)%	1.2%	(1.3)%	(1.2)%
Less: Return on market value adjustments and other	—%	(0.4)%	(0.2)%	(0.4)%	(0.3)%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	(4.1)%	(8.3)%	2.7%	(2.5)%	0.3%
Adjusted return on common equity	2.3%	4.2%	4.5%	3.8%	7.3%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Total revenues	$(922)	$8,985	$306	$3,187	$2,370	$8,063	$3,061
Less: Net investment gains (losses)	(34)	(19)	33	27	63	(53)	52
Less: Net derivative gains (losses)	(2,653)	6,902	(1,891)	1,057	149	4,249	(1,154)
Less: GMIB Fees	63	65	66	67	65	128	131
Less: Investment hedge adjustments	(4)	(4)	(6)	—	—	(8)	—
Less: Other	—	1	10	1	—	1	—
Total adjusted revenues	$1,706	$2,040	$2,094	$2,035	$2,093	$3,746	$4,032

Total expenses	$1,600	$2,733	$1,678	$2,383	$1,901	$4,333	$3,545
Less: Amortization of DAC and VOBA	(249)	671	(93)	(2)	17	422	(58)
Less: GMIB Costs	188	231	32	71	87	419	118
Less: Other	(24)	44	(7)	15	16	20	39
Total adjusted expenses	$1,685	$1,787	$1,746	$2,299	$1,781	$3,472	$3,446

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Six Months Ended
NET INVESTMENT GAINS (LOSSES)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Investment portfolio gains (losses)	$(13)	$2	$43	$30	$68	$(11)	$60
Investment portfolio writedowns	(21)	(21)	(10)	(3)	(5)	(42)	(8)
Total net investment portfolio gains (losses)	(34)	(19)	33	27	63	(53)	52
Other incremental net investment income	—	—	—	—	—	—	—
Net investment gains (losses)	$(34)	$(19)	$33	$27	$63	$(53)	$52

	For the Three Months Ended
NET INVESTMENT INCOME YIELD	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Investment income yield (1)	3.11%	4.44%	4.43%	4.62%	4.79%
Investment fees and expenses (2)	(0.13)%	(0.14)%	(0.11)%	(0.10)%	(0.12)%
Net investment income yield	2.98%	4.30%	4.32%	4.52%	4.67%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of this Appendix. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.